SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                 ---------------

                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 October 10, 1996


                                  AMF GROUP INC.
                --------------------------------------------------
                (Exact name of registrant as specified in charter)


                                     Delaware
                --------------------------------------------------
                           (State or other jurisdiction
                                of incorporation)

                 001-12131                             13-3873272
         -------------------------              ------------------------
           (Commission File No.)                      (IRS employer
                                                   identification no.)

         8100 AMF Drive, Mechanicsville, Virginia         23111
         ----------------------------------------   ----------------
         (Address of principal executive offices)      (Zip Code)


                Registrant's telephone number, including area code
                                  (804) 730-4000


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         ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

                   On October 10, 1996, AMF Bowling Centers, Inc. (the "Buyer"), a Virginia corporation and an indirect, wholly-owned subsidiary of AMF Group Inc. (the "Registrant"), a Delaware corporation, completed the acquisition (the "Acquisition") of 50 bowling centers and certain related assets and liabilities from Charan Industries, Inc. (the "Seller"), a Delaware corpo-ration, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of September 10, 1996, by and between Buyer and Seller. A copy of the Asset Purchase Agree-ment is attached as Exhibit 1 hereto and is incorporated herein by reference, and the description of and all references to the Asset Purchase Agreement are qualified in their entirety by refer-ence to such Asset Purchase Agreement. The assets purchased were used by Seller in its operation of bowling centers and related operations and will continue to be used as such by Buyer.

                   The purchase price was approximately $100 million, subject to certain adjustments. The purchase price was negoti-ated between Buyer and Seller. The Acquisition was funded with approximately $40 million from the sale of equity by AMF Hold-ings Inc., an indirect parent corporation of the Registrant, to its institutional stockholders and one of its directors, and with approximately $60 million from available borrowings under the Registrant's existing acquisition facility established by the Credit Agreement, dated as of May 1, 1996, by and among the Registrant, the banks, financial institutions and other insti-tutional lenders listed on the signature pages thereof as Ini-tial Issuing Banks, Goldman, Sachs & Co., and Citicorp, N.A., as administrative agent, and Citicorp USA, Inc., as collateral agent.

                   On October 10, 1996, the Registrant issued a press release relating to the consummation of the Acquisition. A copy of the press release is attached as Exhibit 2 hereto and is incorporated herein by reference.














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         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                   AND EXHIBITS.

                   (a)  Financial Statements of Business Acquired.

                        It is impracticable at the time of filing of this report to provide the required financial statements of the business acquired. Required financial statements will be filed as soon as practicable as an amendment to this report, but not later than 60 days after the date on which this report must be filed.

                   (b)  Pro Forma financial information.

                        It is impracticable at the time of filing of this report to provide the required pro forma financial information. Required pro forma fi-nancial information will be filed as soon as practicable as an amendment to this report, but not later than 60 days after the date on which this report must be filed.

                   (c)  Exhibits.

                        1. Asset Purchase Agreement, dated as of Sep-tember 10, 1996, by and between AMF Bowling Centers, Inc. and Charan Industries, Inc.

                        2. Press Release, dated October 10, 1996, re-lating to the transaction between AMF Bowl-ing Centers, Inc. and Charan Industries, Inc.



















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                   Pursuant to the requirements of the Securities Ex-
         change Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMF GROUP INC.


                                       By: /s/ Stephen E. Hare
                                          -----------------------------
                                          Name:   Stephen E. Hare
                                          Title:  Executive Vice
                                                  President and
                                                  Chief Financial
                                                  Officer



         Date:  October 24, 1996
































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                                  EXHIBIT INDEX



         Exhibit                                             Sequential
           No.              Description                      Page Number
         -------            -----------                      -----------

           1.     Asset Purchase Agreement, dated as of
                  September 10, 1996, by and between AMF
                  Bowling Centers, Inc. and Charan
                  Industries, Inc..........................

           2.     Press Release, dated October 10, 1996,
                  relating to the transaction between
                  AMF Bowling Centers, Inc. and Charan
                  Industries, Inc..........................



































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